Financial structure and financial costs - Net-debt-to-capital ratio (Details) - USD ($) $ in Millions	Dec. 31, 2025	Dec. 31, 2024	Dec. 31, 2023	Dec. 31, 2022
Net-debt-to-capital ratio
Current borrowings	$ 10,162	$ 7,929	$ 7,869
Other current financial liabilities	388	664	446
Current financial assets	(3,093)	(6,536)	(6,256)
Net financial assets and liabilities held for sale or exchange	7	33	17
Non-current financial debt	40,944	35,711	32,722
Non-current financial assets	(1,991)	(1,027)	(1,229)
Cash and cash equivalents	(26,202)	(25,844)	(27,263)	$ (33,026)
Net financial debt excluding leases	20,215	10,930	6,306
Shareholders' equity - TotalEnergies share	114,883	117,858	116,753
Distribution of the income based on existing shares at the closing date	2,640	2,397	2,700
Total shareholders' equity	$ 117,523	$ 120,255	$ 119,453	$ 114,570
NET-DEBT-TO-CAPITAL RATIO EXCLUDING LEASES	14.70%	8.30%	5.00%